UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 19, 2022
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
As previously disclosed, on November 1, 2022, Voya Financial, Inc., a Delaware corporation (“Voya”), entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Original Agreement”) by and among Voya, Benefitfocus, Inc., a Delaware corporation (“Benefitfocus”), and Origami Squirrel Acquisition Corp, a Delaware corporation and wholly owned subsidiary of Voya (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Benefitfocus (the “Merger”), with Benefitfocus continuing as the surviving corporation in the Merger.

On December 19, 2022, the parties entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement amends and restates the Original Agreement in its entirety to, among other things, provide for the treatment of unvested shares of restricted stock of Benefitfocus in the Merger, which certain executives will receive in replacement of certain Benefitfocus restricted stock unit awards, and to allow for the cancellation of certain Benefitfocus restricted stock unit awards upon the consummation of the Merger in exchange for a right to a cash payment equal to $10.50 per share of Benefitfocus common stock subject to such awards, less applicable tax withholding.

The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made as of the execution date of the Original Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Original Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual statements of fact about the parties.

Forward-Looking and Other Cautionary Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Voya does not assume any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) general economic conditions, particularly economic conditions in our core markets, (ii) performance of financial markets, (iii) the frequency and severity of insured loss events, (iv) the effects of natural or man-made disasters, including pandemic events and cyber terrorism or cyber attacks and specifically the current COVID-19 pandemic event, (v) mortality and morbidity levels, (vi) persistency and lapse levels, (vii) interest rates, (viii) currency exchange rates, (ix) general competitive factors, (x) changes in laws and regulations, such as those relating to Federal taxation, state insurance regulations and NAIC regulations and guidelines, (xi) changes in the policies of governments and/or regulatory authorities, (xii) our ability to successfully manage the separation of our individual life business on the expected timeline and economic terms, (xiii) our ability to realize the expected benefits from the transaction with Allianz Global Investors, (xiv) with respect to the proposed acquisition of Benefitfocus by Voya, (1) conditions to the completion of the proposed transaction, including Benefitfocus stockholder approval, may not be satisfied on the terms expected or on the anticipated schedule; (2) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the proposed transaction or a delay in the consummation of the proposed transaction; (3) the effect of the announcement or pendency of the proposed transaction on either parties’ customers, suppliers, business relationships, operating results and business generally; (4) the risk that the proposed transaction disrupts Benefitfocus’ current plans and operations and the potential difficulties in Benefitfocus’ employee retention as a result of the proposed transaction; (5) the risk related to the proposed transaction diverting Benefitfocus management’s attention from ongoing business operations and potential litigation that may be instituted against Benefitfocus or its directors or officers related to the proposed transaction; (6) the amount of the costs, fees, expenses and other charges related to the proposed transaction; and (7) the ability of the parties to realize the expected benefits of the proposed transaction; and (xv) such other factors as are set forth in Voya’s and Benefitfocus’ periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those described in the “Risk Factors,” “Management’s Discussion and Analysis of Results of Operations and Financial Condition (“MD&A”) – Trends and Uncertainties” and “Forward Looking Statements” sections of their respective Annual Reports on Form 10-

K, Quarterly Reports on Form 10-Q and in other documents filed by either of them from time to time with the SEC, as applicable, all of which are available at www.sec.gov.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
2.1*        Amended and Restated Agreement and Plan of Merger entered into by and among Benefitfocus, Inc., Voya Financial, Inc. and Origami Squirrel Acquisition Corp dated as of December 19, 2022
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Voya hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that Voya may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ Rachel Reid
Name:    Rachel Reid
Title:    Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: December 19, 2022